SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        12/25/02


Residential Asset Mortgage Products, GMACM Mortgage PT Certs, Series 2002-J3 (Exact name of registrant as specified in its charter)


Delaware          			  333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On December 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated         12/25/02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D        12/25/02


GMACM Mortgage Pass-Through Certificates
  Series 2002-J3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date: December 25, 2002

DISTRIBUTION SUMMARY
Class	Orig Bal	Beg Balance	Int Dist
A-1	5,717,000.00	0.00		0.00
A-2	82,481,000.00	53,299,326.49	266,496.63
A-3	23,000,000.00	23,000,000.00	115,000.00
A-4	18,750,000.00	9,904,012.89	52,194.15
A-5	50,000,000.00	26,410,701.04	115,546.82
A-6	18,750,000.00	9,904,012.89	16,033.50
A-7	21,731,000.00	21,731,000.00	108,655.00
A-8	16,000,000.00	16,000,000.00	80,000.00
A-9	28,584,000.00	27,788,375.61	138,941.88
PO	246,657.62	232,885.41	0.00
IO	242,355,182.00	174,652,309.07	60,113.45
R-I	50.00		0.00		0.07
R-II	50.00		0.00		0.00
M-1	1,751,000.00	1,702,261.60	8,511.31
M-2	625,000.00	607,603.37	3,038.02
M-3	375,000.00	364,562.02	1,822.81
B-1	250,000.00	243,041.35	1,215.21
B-2	250,000.00	243,041.35	1,215.21
B-3	250,210.00	243,245.60	1,216.23
Total	250,010,967.62	181,770,056.73	970,000.29

Class	Prin Dist	PT Rate	 End Bal
A-1	0.00		6	 0.00
A-2	6,962,458.91	6	 46,336,867.58
A-3	0.00		6	 23,000,000.00
A-4	0.00		6.12	 7,397,981.36
A-5	6,682,750.76	5.25	 19,727,950.28
A-6	2,506,031.53	1.88	 7,397,981.36
A-7	0.00		6	 21,731,000.00
A-8	0.00		6	 16,000,000.00
A-9	103,772.40	6	 27,684,603.21
PO	878.97		0	 232,006.44
IO	0.00		0.413027 158,410,511.71
R-I	0.00		6	 0.00
R-II	0.00		6	 0.00
M-1	6,356.89	6	 1,695,904.71
M-2	2,269.02	6	 605,334.35
M-3	1,361.41	6	 363,200.61
B-1	907.61		6	 242,133.74
B-2	907.61		6	 242,133.74
B-3	908.37		6	 242,337.23
Total	16,268,603.48 	 	 165,501,453.25



Amounts Per 1000
Class	Cusip		Prin		Int		End Bal
A-1	36185NRW2	0.000000000	0		0
A-2	36185NRX0	84.412881930	3.231006322	561.788382518
Class 	Cusip		Prin		Int		End Bal
A-3	36185NRY8	0.000000000	5		1000
A-4	36185NRZ5	0.000000000	2.78368789	394.559005618
A-5	36185NSA9	133.655015195	2.310936341	394.559005618
A-6	36185NSB7	133.655015195	0.855119809	394.559005618
A-7	36185NSC5	0.000000000	5		1000
A-8	36185NSD3	0.000000000	5		1000
A-9	36185NSE1	3.630436573	4.860826968	968.534957024
PO	36185NSF8	3.563525120	0		940.601136135
IO	36185NSG6	0.000000000	0.248038623	653.62956305
R-I	36185NSH4	0.000000000	1.31820842	0
R-II	36185NSJ0	0.000000000	0		0
M-1	36185NSK7	3.630436573	4.860826968	968.534957024
M-2	36185NSL5	3.630436573	4.860826968	968.534957024
M-3	36185NSM3	3.630436573	4.860826968	968.534957024
B-1	36185NSR2	3.630436573	4.860826968	968.534957024
B-2	36185NSS0	3.630436573	4.860826968	968.534957024
B-3	36185NST8	3.630438073	4.860828976	968.535357077
Total			65.0715592	3.87983095	661.976771761


Group 1
Cut-Off Date Balance					250,010,967.72
Beginning Aggregate Pool Stated Principal Balance	181,770,056.74
Ending Aggregate Pool Stated Principal Balance		165,501,453.24
Beginning Aggregate Certificate Stated Principal Bal	181,770,056.74
Ending Aggregate Certificate Stated Principal Bal	165,501,453.24
Beginning Aggregate Loan Count				456
Loans Paid Off or Otherwise Removed Pursuant to PSA	34
Ending Aggregate Loan Count				422
Beginning Weighted Average Loan Rate (WAC)		6.653697%
Ending Weighted Average Loan Rate (WAC)			6.640888%
Beginning Net Weighted Average Loan Rate		6.403697%
Ending Net Weighted Average Loan Rate			6.390888%
Weighted Average Maturity (WAM) (Months)		166
Servicer Advances					0
Aggregate Pool Prepayment				15,589,795.96
Pool Prepayment Rate					66.0490 CPR

Prepayment Compensation
Total Gross Prepayment Interest Shortfall		9,497.49
Compensation for Gross PPIS from Servicing Fees		9,497.49
Other Gross PPIS Compensation				0
Total Net PPIS (Non-Supported PPIS)			0

Master Servicing Fees Paid				28,371.34
Insurance Premium(s) Paid				0
Total Fees						28,371.34

Delinquency Information
Delinquency		     30-59 Days	   60-89 Days	90+ Days    Totals
Scheduled Principal Bal	     1,676,929.22  0.00		0.00	    1,676,929.22
Percentage of Total Pool Bal 1.013241%	   0.000000%	0.000000%   1.013241%
Number of Loans		     4		   0		0	    4
Percentage of Total Loans    0.947867%	   0.000000%	0.000000%   0.947867%

Foreclosure
Scheduled Principal Balance  0.00	   0.00		0.00	    0.00
Percentage of Total Pool Bal 0.000000%	   0.000000%	0.000000%   0.000000%
Number of Loans		     0.00	   0.00		0.00	    0.00
Percentage of Total Loans    0.000000%	   0.000000%	0.000000%   0.000000%
Bankruptcy
Scheduled Principal Balance  0.00	   0.00		0.00	    0.00
			     30-59 Days	   60-89 Days	90+ Days    Totals
Percentage of Total Pool Bal 0.000000%	   0.000000%	0.000000%   0.000000%
Number of Loans		     0.00	   0.00		0.00	    0.00
Percentage of Total Loans    0.000000%	   0.000000%	0.000000%   0.000000%
REO
Scheduled Principal Balance  0.00	   0.00		0.00	    0.00
Percentage of Total Pool Bal 0.000000%	   0.000000%	0.000000%   0.000000%
Number of Loans		     0.00	   0.00		0.00	    0.00
Percentage of Total Loans    0.000000%	   0.000000%	0.000000%   0.000000%
Book Value of all REO Loans			0.00
Percentage of Total Pool Balance		0.000000%
Current Realized Losses				0.00
Additional Gains (Recoveries)/Losses		0.00
Total Realized Losses				0.00

Subordination/Credit Enhancement Information
Protection				Original	Current
Bankruptcy Loss				0.00		0.00
Bankruptcy Percentage			0.000000%	0.000000%
Credit/Fraud Loss			0.00		5,000,219.35
Credit/Fraud Loss Percentage		0.000000%	3.021254%
Special Hazard Loss			1,250,255.00	1,250,255.00
Special Hazard Loss Percentage		0.500080%	0.755434%

Credit Support		Original	Current
Class A			246,509,757.62	162,110,408.86
Class A Percentage	98.599577%	97.951049%
Class M-1		1,751,000.00	1,695,904.71
Class M-1 Percentage	0.700369%	1.024707%
Class M-2		625,000.00	605,334.35
Class M-2 Percentage	0.249989%	0.365758%
Class M-3		375,000.00	363,200.61
Class M-3 Percentage	0.149993%	0.219455%
Class B-1		250,000.00	242,133.74
Class B-1 Percentage	0.099996%	0.146303%
Class B-2		250,000.00	242,133.74
Class B-2 Percentage	0.099996%	0.146303%
Class B-3		250,210.00	242,337.23
Class B-3 Percentage	0.100080%	0.146426%



        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
  Series 2002-J3


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA